[THE       ROSS MILLER
  GREAT SEAL    Secretary of State
    OF THE      204 North Carson Street, Ste 1
   STATE OF     Carson City, Nevada 89701-4299
    NEVADA]     (775) 684 5708
                Website: secretaryofstate.biz

--------------------------
Certificate of Designation
(Pursuant to NRS 78.1955)
--------------------------

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

                           Certificate of Designation
                         For Nevada Profit Corporations
                         ------------------------------
                           (PURSUANT TO NRS 78.1955)

1. Name of corporation:
--------------------------------------------------------------------------------
ABC Funding, Inc.
--------------------------------------------------------------------------------

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation. this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.
--------------------------------------------------------------------------------
             CERTIFICATE OF DESIGNATION OF SERIES B PREFERRED STOCK,
                      $.001 PAR VALUE, OF ABC FUNDING, INC.
                              --------------------
                   Pursuant to Nevada Revised Statutes 78.1955
                              --------------------

ABC Funding, Inc., a Nevada corporation organized and existing under and by virtue of the provisions of Chapter 78 of the Nevada Revised Statutes (the "Company"), DOES HEREBY CERTIFY:

That pursuant to authority conferred upon the Board of Directors of the Company (the "Board") by the Articles of Incorporation of the Company, the Board, by a Unanimous Written Consent dated May 15, 2008, adopted the following resolution authorizing the creation and issuance of a series of 200,000 shares of Series B Preferred Stock, $.001 par value per share (the "Series B Preferred Stock" or the "Series"), which resolution is as follows:
                              [SEE ATTACHED PAGES]
--------------------------------------------------------------------------------

3. Effective date of filing (optional):                 5/15/08
                                        ----------------------------------------
                 (must not be later than 90 days after the certificate is filed)

4. Officer Signature (Required): /s/ Steven Barrenechea
                                 -----------------------------------------------
                                 Steven Barrenechea,
                                 Chief Executive Officer and President

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

                           CERTIFICATE OF DESIGNATION
                                       OF
                            SERIES B PREFERRED STOCK
                                 $.001 PAR VALUE
                                       OF
                                ABC FUNDING, INC.

                              --------------------

                           (Continued from Cover Page)

RESOLVED, that pursuant to authority expressly granted to and vested in the Board of Directors by the Articles of Incorporation of the Company, the Board hereby creates a series of 200,000 shares of Series B Convertible Preferred Stock, $.001 par value per share, of the Company and authorizes the issuance thereof, and hereby fixes the designation thereof, and the voting powers, preferences and relative, participating, optional and other special limitations or restrictions thereon (in addition to the designations, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Articles of Incorporation, as amended, of the Company, which are applicable to the preferred stock of all series) as follows:

      1. Designation. The shares of the Series shall be designated "Series B Convertible Preferred Stock" (hereinafter referred to as the "Series B Preferred Stock"), and the number of shares constituting the Series shall be 200,000, $.001 par value per share. The number of authorized shares of the Series may be reduced or increased by further resolution duly adopted by the Board of Directors of the Company and, as applicable, the requisite vote of the holders of the Series B Preferred Stock and/or stockholders of any securities senior to the Series B Preferred Stock, in accordance with the Nevada Revised Statutes, by filing Certificate(s) of Amendment to the Certificate of Designations pursuant to the provisions of the Nevada Revised Statutes stating that such reduction or increases has been so authorized.

      2. Conversion Rights.

            a. Mandatory Conversion; Conversion Date. Upon and subject to the effectiveness of the Charter Amendment (defined in Section 3 hereof) in the State of Nevada (the "Conversion Date"), the Series B Preferred Stock shall automatically convert at the Conversion Date into fully paid and non-assessable shares of the Company's common stock, $.001 par value (the "Common Stock") at the Conversion Rate (as defined below). The conversion shall be deemed effected as of the Conversion Date.

            b. Conversion Rate. Each share of Preferred Stock is convertible into 28.58 shares of the Company's Common Stock.


                              Attached Page 1 of 4

            c. Mechanics of Conversion.

                  (1) On or prior to the Conversion Date, the Holder shall surrender the certificate or certificates representing the Series B Preferred Stock to be converted, duly endorsed to the Company or in blank, to the Company at its principal office (or at such other office as the Company may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates for Common Stock shall be issued.

                  (2) Promptly after receipt from a Holder of the written notice referred to in subparagraph (ii) of this Section 2 and surrender of the certificate or certificates representing the share or shares of Series B Preferred Stock to be converted, the Company shall cause to be issued and delivered to said holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such share or shares, provided that there are sufficient authorized and unissued shares of Common Sock of the Company available for issuance.

            d. Conversion Rate Adjustments. The Conversion Rate shall be subject to adjustment as follows:

                  (1) Consolidation, Merger, Sale, Lease or Conveyance. If any time prior to the Conversion Date there is any consolidation with or merger of the Company with or into another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding shares of common stock), or any sale, lease or conveyance to another corporation of the assets of the Company as an entirety or substantially as an entirety, each share of Series B Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series B Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holder of the shares of Series B Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock of other securities or property thereafter deliverable on the conversion of the shares of Series B Preferred Stock. If appropriate, the entity formed by any such consolidation or merger shall execute and deliver to the holder of the Series B Preferred Stock instrument(s) providing that such holder shall have the right to receive, at the Conversion Date, the kind and amount of shares of and other securities and property receivable upon such consolidation or merger by a holder of the number of shares Common Stock for which the Series B Preferred Stock might have been exercised immediately prior to such consolidation, merger, sale or transfer.


                              Attached Page 2 of 4

                  (2) Stock Dividends, Subdivisions, Reclassification or Combinations. If any time prior to the Conversion Date the Company shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series B Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which such holder would have owned or been entitled to receive had such Series B Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Rate shall be made whenever any event specified above shall occur.

            e. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall round the fraction to the nearest whole number of shares such that the Company will round up if the fraction is one-half or more, and round down if the fraction is less than one-half.

            f. Costs. The Holder shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series B Preferred Stock; provided further that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred Stock in respect of which such shares are being issued.

            g. Valid Issuance. All shares of Common Stock which may be issued upon conversion of shares of Series B Preferred Stock will, upon issuance by the Company in accordance with this Certificate of Designation, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

      3. Charter Amendment. The Company presently does not have sufficient shares of Common Stock available for issuance of the shares of Common Stock upon conversion of the Series B Preferred Stock and covenants that it will seek to amend its Articles of Incorporation in the State of Nevada (the "Charter Amendment") to increase the number of authorized shares of Common Stock to 149,000,000 and will file an Information Statement on Schedule 14C with the Securities and Exchange Commission as soon as practicable after the date hereof. The conversion rights set forth in Section 2 hereof are subject to the effectiveness of the Charter Amendment and shall not be available unless and until, and only to the extent that, there are sufficient authorized and unissued shares of Common Sock of the Company available for issuance.


                              Attached Page 3 of 4

      4. No Dividends. Holders of the Series B Preferred Stock (the "Holders") shall not be entitled to dividends.

      5. No Voting Rights. This Certificate of Designation does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the conversion hereof as set forth in Section 2 hereof.

      6. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Company's Articles of Incorporation. The shares of Series B Preferred Stock shall have no preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Company nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Company, whether now or hereafter authorized.

      7. Severability of Provisions. If any right, preference or limitation of the Preferred Stock set forth in this Certificate (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

      8. Status of Reacquired Shares. Shares of Series B Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Nevada) have the status of authorized and unissued shares of preferred stock issuable in series undesignated as to Series Bnd may be redesignated and reissued.


                              Attached Page 4 of 4